1 First Quarter 2023 Earnings April 27, 2023

2IDEX Proprietary & Confidential Agenda IDEX Business Overview Q1 2023 Financial Performance Segment Performance 2023 Guidance Summary Q&A

3IDEX Proprietary & Confidential Replay Information • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13734462 • Log on to: www.idexcorp.com

4IDEX Proprietary & Confidential Cautionary Statement Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, the Company’s second quarter 2023 and full year 2023 outlook including expected organic sales growth, expected earnings per share and adjusted earnings per share, and the assumptions underlying these expectations, anticipated future acquisition behavior, availability of cash and financing alternatives, the completion of pending transactions (including the acquisition of Iridian Spectral Technologies) and the anticipated benefits of the Company’s recent acquisitions, including the acquisitions of Nexsight, LLC and its businesses Envirosight, WinCan, MyTana and Pipeline Renewal Technologies (“Nexsight”), KZ CO. ("KZValve") and Muon B.V. and its subsidiaries ("Muon Group"), and are indicated by words or phrases such as “anticipates,” “estimates,” “plans,” “guidance,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the Company believes,” “the Company intends” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this presentation. The risks and uncertainties include, but are not limited to, the following: levels of industrial activity and economic conditions in the U.S. and other countries around the world, including uncertainties in the financial markets and adverse developments affecting the financial services industry; pricing pressures, including inflation and rising interest rates, and other competitive factors and levels of capital spending in certain industries, all of which could have a material impact on order rates and the Company’s results; the impact of health epidemics and pandemics and terrorist attacks and wars, including the ongoing conflict between Russia and Ukraine, which could have an adverse impact on the Company's business by creating disruptions in the global supply chain and by potentially having an adverse impact on the global economy; the Company’s ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the Company operates; developments with respect to trade policy and tariffs; interest rates; capacity utilization and the effect this has on costs; labor markets; supply chain backlogs, including risks affecting component availability, labor inefficiencies and freight logistical challenges; market conditions and material costs; risks related to environmental, social and corporate governance issues, including those related to climate change and sustainability; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the Company’s most recent annual report on Form 10-K and the Company’s subsequent quarterly reports filed with the Securities and Exchange Commission (“SEC”) and the other risks discussed in the Company’s filings with the SEC. The forward-looking statements included here are only made as of the date of this presentation, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented here. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending March 31, 2023, which is available on our website.

5IDEX Proprietary & Confidential Business Update

6IDEX Proprietary & Confidential IDEX Overview First Quarter Results: • Record sales • Organic revenue growth across all three segments • Strong price-cost and free cash flow • Organic orders down (10%) Looking Ahead: • Headwinds across AI, Life Science, Pharma, and Semiconductor • Revised full year adjusted EPS guidance to $8.25-$8.55 per share • Announced intent to acquire Iridian Spectral Technologies

7IDEX Proprietary & Confidential Financials

8IDEX Proprietary & Confidential $64 $121 Q1'22 Q1'23 IDEX Q1 2023 Financial Performance Strong Revenue, Earnings, and Free Cash Flow (Dollars in millions, excl. EPS) *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q1 ‘23 earnings release. Sales Adjusted Earnings per Share* Adjusted EBITDA Margin* Free Cash Flow* +6% Organic* 7% Increase -140 bps +91% $751 $845 Q1'22 Q1'23 $1.96 $2.09 Q1'22 Q1'23 28.6% 27.2% Q1'22 Q1'23

Q1 2023 Adjusted EBITDA Walk



(Dollars in millions)
$ 215
6
13
(3)
(8)
(6)
13
$ 230
1Q'22 ACT ADJ EBITDA
Organic Flow Thru
Price / Productivity / Inflation
Mix
Resource Investment / Discretionary Carryover
Timing of Share-based Compensation
Acq/Div/ FX
1Q'23 ACT ADJ EBITDA
Flow through @ PY GM% 45.6%
Organic flow through-a) 5%
Total flow through 16%

(a- Excludes Acquisistion, Divestiture, FX

Resource Investment / Discretionary carryover and timing of share-based compensation mute organic flow thru

Trusted Solutions, Improving Lives™

IDEX Proprietary & Confidential *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q1 '23 earnings release. 9

IDEX 1Q 2023 Segment Performance



Fluid & Metering Technology

Q1 Revenue $322M / 38% of Total

- Stable industrial performance
- Strong water, energy, chemical
- Mixed agriculture

Organic Orders V%*	5%
Organic Sales V%*	9%
Adj EBITDA Margin vbps*	+50



Health & Science Technology

Q1 Revenue $351M / 41% of Total

- OEM inventory destocking
- Positive clean energy
- Strong auto / targeted growth

Organic Orders V%*	(23%)
Organic Sales V%*	3%
Adj EBITDA Margin vbps*	(300)



Fire & Safety / Diversified

Q1 Revenue $174M / 21% of Total

- Strong Fire and Rescue
- Band-IT continued share gain
- Dispensing new products

Organic Orders V%*	(4%)
Organic Sales V%*	9%
Adj EBITDA Margin vbps*	+160

*Metrics presented versus 1Q 2022.
This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our Q1 '23 earnings release.

IDEX Proprietary & Confidential

10

11IDEX Proprietary & Confidential Second Quarter Full Year Current Guidance Prior Guidance Current Guidance Revenue% vs. Prior Year Organic* ~3% 1-5% 0-3% Adjusted EBITDA%* 27.3% - 27.7% 28%+ 27.5% - 27.9% Earnings per Share Reported $1.86 - $1.89 $7.55 - $7.85 $7.30 - $7.60 Adjusted* $2.10 - $2.13 $8.50 - $8.80 $8.25 - $8.55 Other Modeling Items: FX Impact on Sales 0% -a) 0% -b) 0% -a) Acquisition/Divestiture impact on Sales 4% 5% 5% Tax Rate 22.4% 22.0% 22.4% Capital Expenditures $70+ million $70+ million Free Cash Flow % of Adjusted Net Income 100%+ 100%+ Corporate Costs ~$21 million ~$88 million ~$86 million (a - Based on 3/31/2023 FX rate (b - Based on 12/31/2022 FX rate 2023 Guidance Summary *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q1 ‘23 earnings release. Estimates exclude Iridian Spectral Technologies and all future acquisitions

12IDEX Proprietary & Confidential Appendix

13IDEX Proprietary & Confidential Fluid & Metering Technologies Q1 Highlights:  Consistent Industrial demand  Strong Water, Energy, and Chemical performance  Mixed Agriculture on high inventory levels and delayed planting season  Strong price-cost, volume leverage and productivity driving margin expansion Strong growth and margin expansion (Dollars in millions) Q1 Sales Mix: Organic 9% Acquisition/Divestiture 11% FX (2%) Reported Sales 18% *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q1 ‘23 earnings release. 32.5% 33.0% Q1'22 Q1'23 Orders Sales Adjusted EBITDA Margin* $289 $336 Q1'22 Q1'23 +50 bps* $272 $322 Q1'22 Q1'23 5% Organic* 9% Organic*

14IDEX Proprietary & Confidential Health & Science Technologies Q1 Sales Mix: Organic 3% Acquisition 11% FX (3%) Reported Sales 11% Q1 Highlights:  OEMs holding excess inventory  Favorable automotive performance with trend towards electrification  Continued targeted growth strength: Nex Gen Sequencing, Satellite/Broadband  Higher employee related costs as well as unfavorable mix and volume leverage, partially offset by favorable price-cost and accretive acquisition impact Life Science, AI, Semiconductor, Pharma markets challenged (Dollars in millions) *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q1 ‘23 earnings release. 31.7% 28.7% Q1'22 Q1'23 Orders Sales Adjusted EBITDA Margin* $381 $318 Q1'22 Q1'23 -300 bps* $315 $351 Q1'22 Q1'23 -23% Organic* 3% Organic*

15IDEX Proprietary & Confidential Fire & Safety / Diversified Products Q1 Highlights:  Share gain with mid-tier Fire OEMs, steady Rescue tool demand  Mixed global paint market; favorable reaction to Tintelligence product  Continued strong BAND-IT performance across Industrial, Energy, and Automotive  Strong productivity, volume leverage, and price-cost. Strong revenue growth and margin expansion Q1 Sales Mix: Organic 9% FX (3%) Reported Sales 6% (Dollars in millions) *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q1 ‘23 earnings release. 26.9% 28.5% Q1'22 Q1'23 Orders Sales Adjusted EBITDA Margin* $188 $176 Q1'22 Q1'23 +160 bps* $165 $174 Q1'22 Q1'23 -4% Organic* 9% Organic*

16IDEX Proprietary & Confidential Non-GAAP Reconciliations

Non-GAAP Measures of Financial Performance The Company prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). The Company supplements certain GAAP financial performance metrics with non-GAAP financial performance metrics. Management believes these non- GAAP financial performance metrics provide investors with greater insight, transparency and a more comprehensive understanding of the financial information used by management in its financial and operational decision making because certain of these adjusted metrics exclude items not reflective of ongoing operations, as identified in the reconciliations below. Reconciliations of non-GAAP financial performance metrics to their most comparable GAAP financial performance metrics are defined and presented below and should not be considered a substitute for, nor superior to, the financial data prepared in accordance with GAAP. Due to rounding, numbers presented throughout this and other documents may not add up or recalculate precisely. There were no adjustments to GAAP financial performance metrics other than the items noted below. • Organic orders and sales are calculated excluding amounts from acquired or divested businesses during the first twelve months of ownership or prior to divestiture and the impact of foreign currency translation. • Adjusted net income attributable to IDEX is calculated as Net income attributable to IDEX plus restructuring expenses and asset impairments less gains on sales of assets plus acquisition- related intangible asset amortization, all net of the statutory tax expense or benefit. • Adjusted diluted EPS attributable to IDEX is calculated as adjusted net income attributable to IDEX divided by the diluted weighted average shares outstanding. • Consolidated Adjusted EBITDA is calculated as consolidated earnings before interest, taxes, depreciation and amortization, or consolidated EBITDA, plus restructuring expenses and asset impairments less gains on sales of assets. • Consolidated Adjusted EBITDA margin is calculated as Consolidated Adjusted EBITDA divided by Net sales. • Free cash flow is calculated as cash flows from operating activities less capital expenditures. Table 1: Reconciliations of the Change in Net Sales to Organic Net Sales Three Months Ended March 31, 2023 FMT HST FSDP IDEX Change in net sales 18% 11% 6% 13% - Net impact from acquisitions/divestitures 11% 11% —% 9% - Impact from foreign currency (2%) (3%) (3%) (2%) Change in organic net sales 9% 3% 9% 6%

Table 2: Reconciliations of Reported-to-Adjusted Net Income and Diluted EPS (in millions, except per share amounts) Three Months Ended March 31, 2023 2022 Reported net income attributable to IDEX $ 139.8 $ 140.0 + Restructuring expenses and asset impairments 0.5 — + Tax impact on restructuring expenses and asset impairments (0.1) — - Gains on sales of assets — (2.7) + Tax impact on gains on sales of assets — 0.6 + Acquisition-related intangible asset amortization 23.6 15.3 + Tax impact on acquisition-related intangible asset amortization (5.2) (3.4) Adjusted net income attributable to IDEX $ 158.6 $ 149.8 Three Months Ended March 31, 2023 2022 Reported diluted EPS attributable to IDEX $ 1.84 $ 1.83 + Restructuring expenses and asset impairments 0.01 — + Tax impact on restructuring expenses and asset impairments — — - Gains on sales of assets — (0.03) + Tax impact on gains on sales of assets — 0.01 + Acquisition-related intangible asset amortization 0.31 0.20 + Tax impact on acquisition-related intangible asset amortization (0.07) (0.05) Adjusted diluted EPS attributable to IDEX $ 2.09 $ 1.96 Diluted weighted average shares outstanding 75.9 76.4 Table 3: Reconciliations of Net Income to Adjusted EBITDA (dollars in millions) Three Months Ended March 31, 2023 FMT HST FSDP Corporate IDEX Reported net income $ — $ — $ — $ — $ 139.8 + Provision for income taxes — — — — 40.0 + Interest expense — — — — 13.1 - Other income (expense) - net — — — — 0.6 Operating income (loss) 96.5 77.5 46.0 (27.7) 192.3 + Other income (expense) - net 0.5 (0.3) (0.2) 0.6 0.6 + Depreciation 3.1 7.3 2.1 0.3 12.8 + Amortization 6.0 15.9 1.7 — 23.6 + Restructuring expenses and asset impairments 0.1 0.3 0.1 — 0.5 Adjusted EBITDA $ 106.2 $ 100.7 $ 49.7 $ (26.8) $ 229.8 Net sales (eliminations) $ 321.8 $ 351.0 $ 174.4 $ (1.8) $ 845.4 Net income margin 16.5% Adjusted EBITDA margin 33.0% 28.7% 28.5% n/m 27.2%

	Three Months Ended March 31, 2022				
	FMT	HST	FSDP	Corporate	IDEX
Reported net income	$ —	$ —	$ —	$ —	$ 139.9
+ Provision for income taxes	—	—	—	—	40.5
+ Interest expense	—	—	—	—	9.5
- Other income (expense) - net	—	—	—	—	2.3
Operating income (loss)	80.4	83.6	40.5	(16.9)	187.6
+ Other income (expense) - net	1.6	0.2	1.6	(1.1)	2.3
+ Depreciation	3.9	6.1	2.1	0.1	12.2
+ Amortization	3.7	9.9	1.7	—	15.3
- Gains on sales of assets	(1.2)	—	(1.5)	—	(2.7)
Adjusted EBITDA	$ 88.4	$ 99.8	$ 44.4	$ (17.9)	$ 214.7
Net sales (eliminations)	$ 272.0	$ 315.2	$ 164.7	$ (0.8)	$ 751.1
Net income margin					18.6%
Adjusted EBITDA margin	32.5%	31.7%	26.9%	n/m	28.6%

***Table 4: Reconciliations of Cash Flows from Operating Activities to Free Cash Flow** (dollars in millions)*

	Three Months Ended March 31,	
	2023	2022
Cash flows from operating activities	**$ 147.9**	$ 79.7
- Capital expenditures	**26.6**	16.1
Free cash flow	**$ 121.3**	$ 63.6

Table 5: Reconciliation of Estimated 2023 EPS to Adjusted EPS Attributable to IDEX

	Guidance[(1)]	
	Second Quarter 2023	Full Year 2023
Estimated diluted EPS attributable to IDEX	$1.86 - $1.89	$7.30 - $7.60
+ Restructuring expenses and asset impairments	$—	$0.01
+ Acquisition-related intangible asset amortization	$0.31	$1.22
+ Tax impact on acquisition-related intangible asset amortization	$(0.07)	$(0.28)
Estimated adjusted diluted EPS attributable to IDEX	$2.10 - $2.13	$8.25 - $8.55

(1) Estimates exclude Iridian Spectral Technologies and all future acquisitions.

Table 6: Reconciliation of Estimated 2023 Net Income to Adjusted EBITDA (dollars in millions) Guidance(1) Second Quarter 2023 Full Year 2023 Low End High End Low End High End Reported net income $ 141.0 $ 143.0 $ 552.5 $ 576.5 + Provision for income taxes 41.0 42.0 159.0 166.0 + Interest expense 13.0 13.0 52.0 52.0 + Depreciation 15.0 1 15.0 58.0 58.0 + Amortization 23.0 23.0 93.0 93.0 + Restructuring expenses and asset impairments — — 0.5 0.5 Adjusted EBITDA $ 233.0 $ 236.0 $ 915.0 $ 946.0 Net sales $ 853.0 $ 853.0 $ 3,326.0 $ 3,396.0 Net income margin 16.5% 16.8% 16.6% 17.0 % Adjusted EBITDA margin 27.3% 27.7% 27.5% 27.9% (1) Estimates exclude Iridian Spectral Technologies and all future acquisitions.